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                                                                          497(e)
                                                               File Nos. 2-50409
                                                                        811-2464
                                  MFS BOND FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS


Effective immediately, the first paragraph under "Investment Adviser" of the Prospectus is hereby restated as follows:

MFS provides investment management and related administrative services and facilities to the fund (including portfolio management and trade execution). For the fiscal year ended April 30, 2004, the fund paid MFS an effective management fee rate equal to 0.37% of the average daily net assets of the fund. The management fee set forth in the investment advisory agreement with MFS is 0.39% of the first $1.1 billion and 0.38% in excess of $1.1 billion of the fund's average daily net assets. Effective March 1, 2004, MFS agreed to a contractual management fee reduction for the fund to an annual rate of 0.30% of the fund's daily net assets. MFS has agreed to maintain these management fee reductions until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters.


                  THE DATE OF THIS SUPPLEMENT IS JUNE 17, 2005